UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

Focus Gold Corporation

(Exact name of registrant as specified in its Charter)

Commission File No.: 000-52720

Nevada	26-4205169
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4695 MacArthur Court, STE 1430

Newport Beach, CA 92660

(Current Address of Principal Executive Offices)

Phone number: (949) 475-9086

(Issuer Telephone Number)

(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

☐	Pre-commencement communications pursuant to Rule 14d-21(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On March 21, 2013, FOCUS GOLD CORPORATION, a Nevada corporation (“Focus Gold” or the “Company”) restructured its relationship with European Resource Capital Inc. (“ERC”) (See Form 8-K filed October 10, 2012 – SEC Accession No. 0001019687-12-003634) concerning the October 5, 2012 sale of Focus Celtic Gold Corporation (“Celtic”) to ERC for $2.5 Million (Canadian Dollars) by entering an Assignment Agreement dated March 21, 2013 with ERC and Distressed Debt Investment Corp. (the “Assignee”). Under the Assignment Agreement, Focus Gold was paid $200,000 (Canadian Dollars) and will received a one percent (1%) net smelter return royalty (the “Royalty”) in the minerals extracted from the properties comprising the prospecting licenses in Ireland, Northern Ireland and Scotland currently registered in the name of Celtic or its subsidiaries, including and not limited to Metallum Resources PLC and Metallum Exploration Ltd. (the “Metallum Properties”). As noted in the Form 10-Q for the quarter ended November 30, 2012, the Company disposed of the Mineral Properties as at October 5, 2012 with its sale of its 92.16% interest in Celtic (see Note 3, “Discontinued Operations”) that included thirty one exploration licenses in Northern Ireland, Scotland and Ireland covering in excess of 388,000 hectares. At February 29, 2012, the carrying value of the Metallum Properties was $6,142,038. This amount was removed from the Company’s balance sheet in connection with the sale to Celtic and replaced with a $2,516,103 note receivable ($2,500,000 Canadian) at exchange rates on November 30, 2012) from ERC. Management anticipates the Royalty will be valued between $2,500,000 and $6,000,000 and has engaged a licensed securities firm in Toronto, Canada to provide its independent value estimate for the Royalty on the Metallum Properties.

Management believes the transaction was in the best interest of Focus Gold and consistent with its objects to to restructure itself and to identify, review, and assess additional mining properties for purchase. Focus Gold’s effort to restructure its operations and to report positive cash flow and profits is expected to take 12 months. Investors are cautioned that these efforts may not be successful.

Item 8.01     Other Events

Management of the Company is actively investigating coal opportunities in the Western U.S. for acquisition, development and exploration.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
10.30	Assignment Agreement dated March 21, 2013.

Investors are encouraged to read and understand the Company’s filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS GOLD CORPORATION

Dated: March 29, 2013	By:	/s/ Gordon F. Lee
Gordon F. Lee
President

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